Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Whitman Education Group, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
C. Pfenniger, Jr., Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Richard C. Pfenniger, Jr.
    -----------------------------
    Richard C. Pfenniger, Jr.
    Chief Executive Officer
    May 29, 2003


A signed original of this written statement required by Section 906 has been provided to Whitman Education Group, Inc. and will be retained by Whitman Education Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.